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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 28, 2004

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                     000-30229                  04-3387074
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 28, 2004, Sonus Networks, Inc. issued a press release reporting its financial results for the quarter and fiscal year ended December 31, 2003, and for its quarter ended March 31, 2004. A copy of the press release is attached as
Exhibit 99.1 hereto.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2004                    SONUS NETWORKS, INC.

                                       By: /s/ Albert A. Notini
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                                           Albert A. Notini
                                           President and Chief Operating Officer

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                                  Exhibit Index

99.1 Press release of Sonus Networks, Inc. dated July 28, 2004 reporting financial results for the fourth quarter and fiscal year ended December 31, 2003, and for the first quarter ended March 31, 2004.